SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------




                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported) August 16, 2001
                                 ---------------



                               CAREADVANTAGE, INC.
               (Exact name of Registrant as specified in charter)



            Delaware                      0-26168                   52-1849794
(State or other jurisdiction of     (Commission File Number)         (I.R.S.
Employerincorporation or organization)
Identification Number)

                               485 C Route 1 South
                            Iselin, New Jersey 08830
                                 (732) 602-7000

     (Address, including zip code and telephone number, including area code, of Registrant's principal executive offices)


                                 Not Applicable
   (Former name or former address of Registrant, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5. Other Events

          On August 16, 2001, CareAdvantage, Inc. (the "Company") announced that Horizon Blue Cross Blue Shield of New Jersey ("BCBS") and one of its subsidiaries converted approximately $1.6 million owed to them by the Company into 15,777,400 shares of the Company's common stock. The conversion occurred pursuant to a Debt Satisfaction Agreement entered into last year. BCBS is one of the Company's major stockholders owning approximately 54% of its currently outstanding common stock after the conversion.

          Further information regarding the conversion is set forth in the press release attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(c)      Exhibits
         --------

     99.1 Press Release dated August 16, 2001 regarding the conversion of debt.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CAREADVANTAGE, INC.


Date: August 20, 2001                      By: /s/ Dennis J. Mouras
                                           -------------------------------------
                                               Dennis J. Mouras
                                               Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                        Description
-----------                        -----------

99.1 Press Release dated August 16, 2001 regarding the conversion of debt.